Nature of Business	12 Months Ended
Dec. 31, 2011
Nature of Business Disclosure [Abstract]
Nature of Business
Nature of Business

General

NRG Energy, Inc., or NRG or the Company, is an integrated wholesale power generation and retail electricity company in the United States. First, NRG is a wholesale power generator engaged in the ownership and operation of power generation facilities; the trading of energy, capacity and related products; and the transacting in and trading of fuel and transportation services. Second, NRG is a retail electricity company engaged in the supply of electricity, energy services, and cleaner energy products to retail electricity customers in deregulated markets through Reliant Energy, Green Mountain Energy, and Energy Plus, (collectively, the Retail Businesses). Finally, NRG is focused on the deployment and commercialization of potential disruptive technologies, like electric vehicles, Distributed Solar and smart meter technology, which have the potential to change the nature of the power supply industry.

NRG's domestic generation facilities consist of intermittent, baseload, intermediate, and peaking power generation facilities. The following table summarizes NRG's global generation portfolio by operating segment, which includes 47 fossil fuel plants, three Utility Scale Solar facilities and four wind farms, as well as Distributed Solar facilities. Also included are one natural gas plant, six Utility Scale Solar facilities and additional Distributed Solar facilities currently under construction. All Utility Scale Solar and Distributed Solar facilities are described in megawatts on an alternating current, or AC, basis:

	Fossil Fuel, Nuclear, and Renewable
	(In MW)
Generation Type	Texas	Northeast	South Central	West	Other (Thermal)	Alter- native Energy	Total Domestic	Other (Inter-national)	Total Global
Natural gas	4,930	1,300	2,630	2,130	105	—	11,095	—	11,095
Coal	4,190	1,600	1,495	—	15	—	7,300	1,005	8,305
Oil	—	4,015	—	—	—	—	4,015	—	4,015
Nuclear	1,175	—	—	—	—	—	1,175	—	1,175
Wind	—	—	—	—	—	450	450	—	450
Utility Scale Solar	—	—	—	—	—	65	65	—	65
Distributed Solar	—	—	—	—	—	30	30	—	30
Total generation capacity	10,295	6,915	4,125	2,130	120	545	24,130	1,005	25,135

Under Construction
Natural gas	—	—	—	550	—	—	550	—	550
Utility Scale Solar (a)	—	—	—	—	—	855	855	—	855
Distributed Solar	—	—	—	—	—	5	5	—	5
Total under construction	—	—	—	550	—	860	1,410	—	1,410
(a) Includes 142 MW, representing 49% of Agua Caliente's capacity, which was sold to a partner on January 18, 2012

In addition, the Company's thermal assets provide steam and chilled water capacity of approximately 1,170 megawatts thermal equivalent, or MWt, through its district energy business.

NRG sells power from its generation portfolio and offers capacity or similar products to retail electric providers and others, and providing ancillary services to support system reliability.

NRG's Retail Businesses arrange for the transmission and delivery of electricity to customers, bill customers, collect payments for electricity sold and maintain call centers to provide customer service. Based on metered locations, as of December 31, 2011, the Retail Businesses combined to serve approximately 2.1 million residential, small business, commercial and industrial customers.

NRG was incorporated as a Delaware corporation on May 29, 1992. NRG's common stock is listed on the New York Stock Exchange under the symbol "NRG". The Company's headquarters and principal executive offices are located at 211 Carnegie Center, Princeton, New Jersey 08540. NRG's telephone number is (609) 524-4500. The address of the Company's website is www.nrgenergy.com. NRG's recent annual reports, quarterly reports, current reports, and other periodic filings are available free of charge through the Company's website